Exhibit 13.1

Certification by the Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Siu Wing Fung Alfred, Chief Executive Officer of NewGenIvf Group Limited (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Company’s annual report on Form 20-F for the year ended December 31, 2024, as amended by Amendment No. 1 thereto (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: May 15, 2025

By:	/s/ Siu Wing Fung Alfred
Name:	Siu Wing Fung Alfred
Title:	Chief Executive Officer